FOUNDRY PARTNERS FUNDAMENTAL SMALL CAP VALUE FUND
SCHEDULE OF INVESTMENTS
January 31, 2021 (Unaudited)

COMMON STOCKS — 99.89%	Shares	Fair Value

Communications — 1.31%
TEGNA, Inc.	215,261	$ 3,450,634

Consumer Discretionary — 12.36%
American Axle & Manufacturing Holdings, Inc.(a)	151,146	1,331,596
At Home Group, Inc.(a)	9,580	233,465
Beacon Roofing Supply, Inc.(a)	82,013	3,261,657
Brunswick Corp.	16,623	1,437,225
Camping World Holdings, Inc., Class A	56,817	1,940,869
Cooper Tire & Rubber Co.	53,081	1,950,727
Group 1 Automotive, Inc.	34,534	4,752,568
Herman Miller, Inc.	65,323	2,237,313
KB Home	85,603	3,564,509
La-Z-Boy, Inc.	31,368	1,214,569
M/I Homes, Inc.(a)	73,822	3,644,592
ScanSource, Inc.(a)	38,342	927,493
Winnebago Industries, Inc.	45,062	3,111,981
Wolverine World Wide, Inc.	102,468	2,934,684
		32,543,248
Consumer Staples — 3.70%
Big Lots, Inc.	21,747	1,297,861
Nu Skin Enterprises, Inc., Class A	23,676	1,370,130
Pilgrim's Pride Corp.(a)	143,628	2,783,511
SpartanNash Co.	97,818	1,811,589
Spectrum Brands Holdings, Inc.	32,633	2,466,076
		9,729,167
Energy — 6.85%
Canadian Solar, Inc.(a)	17,662	966,995
Cimarex Energy Co.	76,124	3,210,909
CNX Resources Corp.(a)	217,304	2,753,242
CVR Energy, Inc.	38,895	665,105
EnerSys	30,872	2,538,604
EQT Corp.	161,646	2,636,446
Hess Midstream LP, Class A	37,427	781,101
HollyFrontier Corp.	63,243	1,799,896
Marathon Oil Corp.	136,894	991,113
Murphy Oil Corp.	76,459	945,798

Whiting Petroleum Corp.(a)	37,005	752,682
		18,041,891
Financials — 25.26%
Affiliated Managers Group, Inc.	25,795	2,842,351
AllianceBernstein Holding LP	68,639	2,426,389
Associated Banc-Corp.	243,053	4,360,371
Axos Financial, Inc.(a)	71,726	2,793,728
CNO Financial Group, Inc.	268,212	5,688,776
F.N.B. Corp.	364,829	3,597,214
First Midwest Bancorp, Inc.	300,733	4,971,116
Fulton Financial Corp.	235,232	3,152,109
Hancock Whitney Corp.	131,963	4,505,217
Lazard Ltd., Class A	97,458	4,015,269
MGIC Investment Corp.	373,566	4,378,193
New Residential Investment Corp.	269,286	2,528,596
Old National Bancorp	175,946	2,954,133
Pinnacle Financial Partners, Inc.	29,064	1,991,756
Radian Group, Inc.	62,885	1,207,392
Umpqua Holdings Corp.	211,743	3,072,391
Unum Group	182,177	4,231,972
Washington Federal, Inc.	87,092	2,280,069
WesBanco, Inc.	79,466	2,304,514
Wintrust Financial Corp.	52,874	3,182,486
		66,484,042
Health Care — 2.47%
Collegium Pharmaceutical, Inc.(a)	59,786	1,443,234
Pacira Pharmaceuticals, Inc.(a)	22,694	1,499,620
Select Medical Holdings Corp.(a)	138,548	3,560,683
		6,503,537
Industrials — 19.82%
Advanced Energy Industries, Inc.(a)	26,336	2,701,547
Allison Transmission Holdings, Inc.	47,682	1,940,657
AMN Healthcare Services, Inc.(a)	42,740	3,082,409
ArcBest Corp.	37,478	1,737,105
Crane Co.	43,298	3,276,793
Curtiss-Wright Corp.	26,647	2,765,692
DHT Holdings, Inc.	353,715	1,899,450
EMCOR Group, Inc.	55,992	4,944,094
H&R Block, Inc.	77,990	1,343,768
Hillenbrand, Inc.	74,364	3,056,360
Hub Group, Inc., Class A(a)	23,810	1,253,120
KBR, Inc.	207,118	6,016,778
Kennametal, Inc.	82,971	3,142,941
MasTec, Inc.(a)	48,646	3,753,039

Oshkosh Corp.	34,336	3,144,834
Primoris Services Corp.	22,811	663,914
Regal-Beloit Corp.	23,431	2,940,122
Timken Co. (The)	24,587	1,860,252
Tutor Perini Corp.(a)	57,080	850,492
Werner Enterprises, Inc.	45,599	1,789,305
		52,162,672
Materials — 9.21%
Alamos Gold, Inc., Class A	349,252	2,794,016
Boise Cascade Co.	15,045	716,593
Cabot Corp.	56,523	2,481,925
Commercial Metals Co.	92,347	1,818,312
Eagle Materials, Inc.	26,979	2,968,499
Kraton Corp.(a)	42,246	1,186,268
Minerals Technologies, Inc.	42,136	2,596,843
Pan American Silver Corp.	33,478	1,086,696
UFP Industries, Inc.	63,584	3,429,721
Univar Solutions, Inc.(a)	137,411	2,554,470
Worthington Industries, Inc.	49,885	2,610,981
		24,244,324
Real Estate — 7.92%
Apple Hospitality REIT, Inc.	111,528	1,391,869
Brandywine Realty Trust	94,918	1,044,098
CareTrust REIT, Inc.	110,089	2,472,598
DiamondRock Hospitality Co.	289,498	2,373,884
Industrial Logistics Properties Trust	63,818	1,353,580
Kite Realty Group Trust	117,240	1,868,806
Lexington Realty Trust	361,963	3,710,120
MGM Growth Properties LLC, Class A	40,857	1,272,696
Piedmont Office Realty Trust, Inc., Class A	82,764	1,272,910
PotlatchDeltic Corp.	46,530	2,222,273
Retail Opportunity Investments Corp.	133,039	1,874,520
		20,857,354
Technology — 9.14%
ChannelAdvisor Corp.(a)	80,325	1,646,663
CSG Systems International, Inc.	72,803	3,137,082
Jabil, Inc.	63,201	2,614,625
NextGen Healthcare, Inc.(a)	89,083	1,762,061
Onto Innovation, Inc.(a)	50,293	2,718,337
Sanmina Corp.(a)	74,906	2,329,577
Science Applications International Corp.	25,509	2,449,629
Ultra Clean Holdings, Inc.(a)	17,402	671,717
Verint Systems, Inc.(a)	21,337	1,575,311

Vishay Intertechnology, Inc.	238,730	5,144,631
		24,049,633
Utilities — 1.85%
ALLETE, Inc.	27,999	1,759,457
IDACORP, Inc.	21,847	1,929,090
National Fuel Gas Co.	29,610	1,192,099
		4,880,646

Total Common Stocks (Cost $225,700,084)		262,947,148

MONEY MARKET FUNDS - 0.68%

Federated Hermes Government Obligations Fund, Institutional Class, 0.01%(b)	1,794,219	1,794,219

Total Money Market Funds (Cost $1,794,219)		1,794,219

Total Investments — 100.57% (Cost $227,494,303)		264,741,367

Liabilities in Excess of Other Assets — (0.57)%		(1,511,296)

NET ASSETS — 100.00%		$ 263,230,071

(a)	Non-income producing security.
(b)	Rate disclosed is the seven day effective yield as of January 31, 2021.

REIT	- Real Estate Investment Trust

See accompanying notes which are an integral part of this schedule of investments.

At January 31, 2021, the cost and net unrealized appreciation (depreciation) of investments for federal tax purposes was as follows:

Gross unrealized appreciation	$ 41,257,456
Gross unrealized depreciation	(5,039,374)
Net unrealized appreciation/(depreciation) on investments	$ 36,218,082
Tax cost of investments	$ 228,523,285

At January 31, 2021, the difference between book basis and tax basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and partnership basis adjustments.

Foundry Partners Fundamental Small Cap Value Fund

Notes to the Schedule of Investments

January 31, 2021 (Unaudited)

The Foundry Partners Fundamental Small Cap Value Fund (the “Fund”) is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Transactions and Related Income – The Fund follows industry practice and records security transactions on the trade date for financial reporting purposes. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date. Non-cash income, if any, is recorded at the fair market value of the securities received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

The Fund holds Real Estate Investment Trusts (“REITs”), which pay dividends to their shareholders based upon available funds from operations. It is possible for these dividends to exceed the REIT’s underlying taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital. Distributions received from REITs that represent a return of capital or capital gains are recorded as a reduction of the cost of the REITs or as a realized gain, respectively.

Securities Valuation and Fair Value Measurements – The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

•	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date
•	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Equity securities that are traded on any stock exchange are generally valued at the last quoted sale price on the security’s primary exchange. Lacking a last sale price, an exchange-traded security is generally valued at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. When using the market quotations and when the market is considered active, the security is classified as a Level 1 security. In the event that market quotations are not readily available or are considered unreliable due to market or other events, the Fund values its securities and other assets at fair value in accordance with policies established by and under the general supervision of the Board of Trustees (“Board”). Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending net asset value (“NAV”) provided by the pricing service of the Fund. These securities are categorized as Level 1 securities.

In accordance with the Valued Advisers Trust’s (the “Trust”) valuation policies, Foundry Partners, LLC (the “Adviser”) is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single method exists for determining fair value, because fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of a security being valued by the Adviser would be the amount that the Fund might reasonably expect to receive upon the current sale. Methods that are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market prices of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods. Fair-value pricing is permitted if, in the Adviser’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the Adviser is aware of any other data that calls into question the reliability of market quotations.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2021:

Valuation Inputs
	Level 1	Level 2	Level 3
Assets				Total
Common Stocks*	$ 262,947,148	$ -	$ -	$ 262,947,148
Money Market Funds	1,794,219	-	-	1,794,219
Total	$ 264,741,367	$ -	$ -	$ 264,741,367

* Refer to Schedule of Investments for sector classifications.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.